                                                   CREDIT SUISSE INTERNATIONAL

                                  One Cabot Square,     Telephone 020 7888 8888
                                  London E14 4QJ        www.credit-suisse.com

                                      CREDIT SUISSE FIRST BOSTON INTERNATIONAL
                                  One Cabot Square,     Telephone 020 7888 8888
                                  London E14 4QJ        www.csfb.com

                                      CREDIT SUISSE FIRST BOSTON INTERNATIONAL
                                  One Cabot Square,     Telephone 020 7888 8888
                                  London E14 4QJ        www.csfb.com

                            Facsimile Cover Sheet

To:                     U.S. Bank  National  Association,  not in its  individual
                        capacity but solely
                        as Trustee on behalf of Adjustable Rate Mortgage Trust 2006-1 under the Pooling and Servicing Agreement

Attention:              Heakyung Chung, CSIN Marketer

Fax number:             To be hand delivered by Heakyung Chung

Date:                   28 February 2006

Pages (including cover page):       8

Our Reference No: External ID: 53106414N3 / Risk ID: 447406255

Credit  Suisse  International  has  entered  into a  transaction  with  you as attached.  Please  find  attached  a  letter  agreement  (the  "Confirmation")
which confirms the terms and conditions of the above transaction.

If you  agree  with  the  terms  specified  therein,  please  arrange  for the
Confirmation to be signed by your  authorised  signatories and return a signed copy to this office to the facsimile listed below.

For Interest Rate Products:             For Equity Derivatives:
Telephone Numbers: (212) 538-9370       Telephone numbers: (212) 538-4437 /
Facsimile number: (917) 326-8603        (212) 538-8297 / (212) 325-5119
Email:                                  Facsimile number: (212) 325-8173
list.otc-inc-accept-ny@credit-suisse.com
For Credit Derivatives:
Telephone Numbers: (212) 538-9370
Facsimile number: (917) 326-8603
Email:
list.otc-inc-accept-ny@credit-suisse.com

We are delighted to have entered into this transaction with you.

CONFIDENTIALITY  NOTICE:  This  facsimile is intended  only for the use of the individual  or entity to which it is  addressed  and may  contain  information which is  privileged  and  confidential.  If the reader of this message is not the intended  recipient or an employee or agent responsible for delivering the
message  to  the  intended  recipient,   you  are  hereby  notified  that  any
dissemination,  distribution  or copying  of this  communication  is  strictly prohibited.  If you have received this  communication in error,  please notify us  immediately  by telephone  and return the original  message to us by mail.
Thank you.

                                                    Registered Office as above
              Registered with unlimited liability in England under No. 2500199
                  Authorised and Regulated by the Financial Services Authority
                                                        VAT No: GB 447 0737 41

                                                   CREDIT SUISSE INTERNATIONAL

                                  One Cabot Square,     Telephone 020 7888 8888
                                  London E14 4QJ        www.credit-suisse.com

                                      CREDIT SUISSE FIRST BOSTON INTERNATIONAL
                                  One Cabot Square,     Telephone 020 7888 8888
                                  London E14 4QJ        www.csfb.com

                                      CREDIT SUISSE FIRST BOSTON INTERNATIONAL
                                  One Cabot Square,     Telephone 020 7888 8888
                                  London E14 4QJ        www.csfb.com

                                                              28 February 2006
U.S. Bank National Association
Attention:  ARMT 2006-1
60 Livingston Avenue
EP-MN-WS3D
St. Paul, MN  55107

With a copy to:

Wells Fargo Bank, NA
9062 Old Annapolis Road
Columbia, Maryland  21045
Attn:  Diane TenHoopen
Fax:  410-715-2380

External ID: 53106414N3

______________________________________________________________________________

Dear Sirs,

The purpose of this letter agreement (this  "Confirmation")  is to confirm the terms and  conditions of the Swap  Transaction  entered into between us on the
Trade  Date  specified  below  (the  "Swap  Transaction").  This  Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

In  this   Confirmation   "CSIN"  means  Credit   Suisse   International   and
"Counterparty"  means U.S. Bank National  Association,  not in its  individual capacity but solely as Trustee on behalf of  Adjustable  Rate  Mortgage  Trust
2006-1 under the Pooling and Servicing Agreement.

1.    The  definitions and provisions  contained in the 2000 ISDA  Definitions
      (as published by the  International  Swaps and Derivatives  Association,
      Inc.)  are  incorporated  into  this  Confirmation.  In the event of any
      inconsistency   between  those   definitions  and  provisions  and  this
      Confirmation,  this  Confirmation  will govern.  References  herein to a
      "transaction"  shall be deemed to be references to a "Swap  Transaction"
      for the purposes of the 2000 ISDA Definitions.

      This  Confirmation  supplements,  forms part of, and is subject  to, the
      Interest Rate and Currency  Exchange  Agreement  dated as of 28 February
      2006 as amended and  supplemented  from time to time (the  "Agreement"), between you and us. All  provisions  contained in the  Agreement  govern this Confirmation except as expressly modified below.

      CSIN and  Counterparty  each represents to the other that it has entered into this  Swap  Transaction  in  reliance  upon  such tax,  accounting, regulatory,  legal,  and financial  advice as it deems necessary and not upon any view expressed by the other.

2.    The terms of the particular Swap Transaction to which this  Confirmation relates are as follows:

            Transaction Type:         Rate Cap Transaction

            Notional Amount:          USD 279,471,000  subject to amortization
                                      as set out in the Additional Terms

            Trade Date:               14 February 2006

            Effective Date:           28 February 2006

            Termination Date:         25 December 2010,  subject to adjustment
                                      in   accordance    with   the   Modified
                                      Following Business Day Convention

      Fixed Amounts:

            Fixed Rate Payer:         Counterparty

            Fixed Rate Payer
            Payment Date:             28 February 2006,  subject to adjustment
                                      in   accordance   with   the   Following
                                      Business Day Convention

            Fixed Amount:             USD 335,000

      Floating Amounts:

            Floating Amount Payer:    CSIN

            Floating Rate
            Period End Dates:         The 25th of each  month,  commencing  on
                                      25  March   2006,   and  ending  on  the
                                      Termination Date, inclusive,  subject to
                                      adjustment   in   accordance   with  the
                                      Following Business Day Convention.

            Floating Rate
            Payment Dates:            One Business Day prior to each  Floating
                                      Rate Period End Date

            Cap Rate:                 See Additional Terms

            Floating Rate Option:     USD-LIBOR-BBA,   subject  to  a  maximum
                                      rate

            Maximum Floating Rate:    See Additional Terms

            Designated Maturity:      1 month

            Spread:                   None

            Floating Rate
            Day Count Fraction:       Actual/360

            Reset Dates:              The   25th   day  of  each   Calculation
                                      Period,  commencing on 28 February 2006,
                                      and ending on the Termination Date

            Compounding:              Inapplicable

      Business Days:                  New York

      Calculation Agent:              CSIN

      Account Details:

            Payments to CSIN:         As advised separately in writing

            Payments to Counterparty: Wells Fargo Bank, N.A.
                                      San Francisco, CA
                                      ABA:  121-000-248
                                      Account Number:  3970771416
                                      Account Name:  Corporate Trust Clearing
                                      FFC:  50894602, ARMT 2006-1 Group 6
                                      Interest Rate Cap Account

For the purpose of facilitating this Transaction,  an Affiliate of CSIN, which is  organized  in the United  States of America  (the  "Agent"),  has acted as
agent  for  CSIN.   The  Agent  is  not  a  principal  with  respect  to  this
Transaction and shall have no  responsibility or liability to the parties as a principal with respect to this Transaction.

Credit  Suisse  International  is  authorized  and  regulated by the Financial
Services  Authority and has entered into this  transaction  as principal.  The time  at  which  the  above  transaction  was  executed  will be  notified  to
Counterparty on request.

                               ADDITIONAL TERMS

--------------------------------------------------------------------------

                           Notional Amount:
Payment Date scheduled to       (USD)                            Maximum
        occur in:                                Cap Rate:    Floating Rate:
--------------------------------------------------------------------------
        March-2006           279,471,000.00        8.055%          9.759%
--------------------------------------------------------------------------
        April-2006           271,932,970.32        6.452%          9.758%
--------------------------------------------------------------------------
         May-2006            266,876,998.63        6.674%          9.757%
--------------------------------------------------------------------------
        June-2006            257,810,791.44        6.460%          9.755%
--------------------------------------------------------------------------
        July-2006            253,015,552.67        6.682%          9.754%
--------------------------------------------------------------------------
       August-2006           248,308,930.74        6.458%          9.753%
--------------------------------------------------------------------------
      September-2006         243,689,287.85        6.457%          9.752%
--------------------------------------------------------------------------
       October-2006          239,155,016.42        6.679%          9.751%
--------------------------------------------------------------------------
      November-2006          234,704,538.56        6.455%          9.750%
--------------------------------------------------------------------------
      December-2006          230,336,305.47        6.677%          9.749%
--------------------------------------------------------------------------
       January-2007          226,048,796.98        6.452%          9.747%
--------------------------------------------------------------------------
      February-2007          221,840,520.95        6.451%          9.746%
--------------------------------------------------------------------------
        March-2007           217,710,012.78        7.168%          9.745%
--------------------------------------------------------------------------
        April-2007           213,639,590.51        6.449%          9.744%
--------------------------------------------------------------------------
         May-2007            209,660,238.15        6.671%          9.743%
--------------------------------------------------------------------------
        June-2007            205,754,419.58        6.446%          9.741%
--------------------------------------------------------------------------
        July-2007            201,920,775.36        6.668%          9.740%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
       August-2007           198,157,971.18        6.444%          9.739%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
      September-2007         194,209,857.16        6.443%          9.737%
--------------------------------------------------------------------------
       October-2007          161,297,589.87        6.827%          9.723%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
      November-2007          158,063,079.19        6.597%          9.721%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
      December-2007          123,870,053.26        6.934%          9.697%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
       January-2008          112,590,138.24        6.762%          9.686%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
      February-2008          110,483,681.07        6.760%          9.684%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
        March-2008           108,416,077.75        7.245%          9.681%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
        April-2008           106,364,977.82        6.755%          9.679%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
         May-2008            104,372,808.16        6.989%          9.677%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
        June-2008            102,411,484.64        6.750%          9.674%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
        July-2008            100,492,073.81        6.984%          9.672%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
       August-2008            98,600,698.41        6.745%          9.669%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
      September-2008          96,751,369.14        6.742%          9.666%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
       October-2008           94,031,269.13        6.976%          9.662%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
      November-2008           90,819,264.39        6.734%          9.657%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
      December-2008           78,220,138.71        6.980%          9.633%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
       January-2009           71,655,489.15        6.740%          9.617%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
      February-2009           70,305,253.45        6.737%          9.614%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
        March-2009            68,979,862.06        7.496%          9.610%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
        April-2009            67,648,528.89        6.763%          9.640%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
         May-2009             66,371,269.29        7.022%          9.662%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
        June-2009             65,112,033.67        6.800%          9.677%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
        July-2009             63,881,284.05        7.043%          9.683%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
       August-2009            62,668,420.01        6.813%          9.690%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
      September-2009          61,482,477.11        6.818%          9.695%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
       October-2009           60,318,331.30        7.058%          9.698%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
      November-2009           59,171,538.17        6.825%          9.702%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
      December-2009           58,049,758.39        7.065%          9.705%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
       January-2010           56,944,672.57        6.832%          9.709%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
      February-2010           55,863,703.75        6.835%          9.712%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
        March-2010            54,802,586.79        7.602%          9.716%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
        April-2010            53,736,278.58        6.843%          9.720%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
         May-2010             52,713,617.58        7.083%          9.723%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
        June-2010             51,704,970.16        6.847%          9.724%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
        July-2010             50,719,468.14        7.085%          9.725%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
       August-2010            49,708,627.05        6.848%          9.726%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
      September-2010          48,711,304.62        6.849%          9.727%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
       October-2010           47,626,810.18        7.090%          9.728%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
      November-2010           46,555,666.73        6.854%          9.729%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
      December-2010           45,072,312.76        7.095%          9.730%
--------------------------------------------------------------------------

Please  confirm  that the  foregoing  correctly  sets  forth  the terms of our agreement  by  executing  the  copy of this  Confirmation  enclosed  for  that purpose and returning it to us.

                                       Yours faithfully,

                                      Credit Suisse International

                                       By:_____________________________
                                         Name:
                                         Title:

Confirmed as of the date first written above:

U.S. Bank National Association, not in its individual capacity, but solely as Trustee on behalf of Adjustable Rate Mortgage Trust 2006-1 under the Pooling and Servicing Agreement

By:________________________________
   Name:
   Title:

Our Reference No: External ID:  53106414N3 / Risk ID: 447406255